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                             SEI DAILY INCOME TRUST

                               Money Market Fund
                             Prime Obligation Fund
                                Government Fund
                               Government II Fund
                                 Treasury Fund
                                Treasury II Fund

Supplement Dated October 4, 2002 to the Prospectuses for the Money Market, Prime
                                  Obligation,
 Government, Government II, Treasury and Treasury II Funds, each Dated May 31,
                                      2002

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES, AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUSES.

At a meeting held on September 17, 2002, the Board of Trustees approved, subject to shareholder approval, the replacement of Wellington Management Company, LLP with SEI Investments Management Corporation ("SIMC") as investment adviser to the Money Market, Prime Obligation, Government, Government II, Treasury and Treasury II Funds (each a "Fund" and, collectively, the "Funds") of SEI Daily Income Trust (the "Trust").

At the meeting, the Board also approved, subject to shareholder approval, the implementation of a "manager of managers" structure for the Funds. The "manager of managers" structure would allow the Board of Trustees to appoint additional and replacement investment sub-advisers for the Funds WITHOUT obtaining shareholder approval of the sub-advisers. Pursuant to the "manager of managers" structure, Banc of America Capital Management, LLC ("BACAP LLC") will serve as the investment sub-adviser to the Funds. The appointment of BACAP LLC as investment sub-adviser does not require shareholder approval. The foregoing changes will not result in an increase in the contractual advisory fees paid by the Funds.

In connection with the foregoing changes, the Board voted to submit to shareholders at a special meeting of shareholders to be held on December 5, 2002 (the "Shareholder Meeting") the approval of: (i) the operation of each Fund under a "manager of managers" structure; (ii) the appointment of SIMC as the Funds' investment adviser and "manager of managers;" and (iii) certain changes to the Funds' investment limitations. The Funds have designated the close of business on October 8, 2002 as the record date for determining those shareholders entitled to notice of the Shareholder Meeting (and any adjournment(s) thereof) and entitled to vote at the Shareholder Meeting. If you become a shareholder after October 8, 2002, you will not be entitled to vote at the Shareholder Meeting.

The rules under the Investment Company Act of 1940, as amended (the "1940 Act"), allow the Board in certain circumstances to approve interim advisory agreements pending shareholder approval of the new investment adviser. In accordance with these rules, SIMC and BACAP LLC will take over investment advisory responsibility for the Funds on October 18, 2002 under an interim advisory agreement and an interim investment sub-advisory agreement, respectively, each with a maximum duration of 150 days. The interim agreements will terminate and be replaced by new advisory and sub-advisory agreements upon approval of the change in management at the Shareholder Meeting.

In conjunction with the management changes described above, the section entitled "Investment Adviser" in each Prospectus is hereby deleted and replaced with the following:

INVESTMENT ADVISER AND SUB-ADVISER

SEI Investments Management Corporation (SIMC) acts as a manager of managers of the Funds, and is responsible for the investment performance of the Funds since it allocates the Funds' assets to one or more Sub-Advisers and recommends hiring or changing Sub-Advisers to the Board of Trustees.
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The Sub-Adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program. SIMC oversees the Sub-Adviser to ensure compliance with the Funds' investment policies and guidelines, and monitors each Sub-Adviser's adherence to its investment style. The Board of Trustees supervises SIMC and the Sub-Adviser; establishes policies that they must follow in their management activities; and oversees the hiring and termination of the Sub-Advisers recommended by SIMC. SIMC pays the Sub-Adviser out of the investment advisory fees it receives.

SIMC, an SEC-registered adviser, located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Adviser to the Funds. As of August 31, 2002, SIMC had approximately $32.2 billion in assets under management. SIMC's contractual advisory fee for each Fund is an annual rate of 0.075% on the first $500 million of assets and 0.02% on the assets in excess of $500 million, calculated as a percentage of the Funds' combined average net assets.

BANC OF AMERICA CAPITAL MANAGEMENT, LLC: Banc of America Capital Management, LLC ("BACAP LLC"), located at 101 S. Tryon Street, Suite 1000, Charlotte, NC 28255, serves as the Sub-Adviser to each Fund. A committee of investment professionals at BACAP LLC manages the assets of each Fund.

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The prospectus is hereby amended to reflect these changes.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE